Note 3 - Inventories (Details) - Components of Inventory (USD $) In Thousands, unless otherwise specified	Jun. 30, 2014	Dec. 31, 2013	Dec. 31, 2013 Successor [Member]	Dec. 31, 2012 Predecessor [Member]
Inventory [Line Items]
Finished goods	$ 49,880	$ 58,360	$ 58,360	$ 46,820
Raw materials and supplies	28,761	29,870	29,870	27,657
Equipment	1,870	1,388	1,388	1,616
Total inventory, net	$ 80,511	$ 89,618	$ 89,618	$ 76,093